                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American  Century  California
Tax-Free and  Municipal  Funds (the  "Registrant")  on Form N-CSR for the period ending February 29, 2008 (the "Report"), we, the undersigned,  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:    April 29, 2008

                                    /s/  Jonathan S. Thomas
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                                    Jonathan S. Thomas
                                    President
                                    (chief executive officer)

                                    /s/  Robert J. Leach
                                    -------------------------------------
                                    Robert J. Leach
                                    Vice President, Treasurer, and
                                    Chief Financial Officer
                                    (chief financial officer)